                                                                  Exhibit 99-(1)



                                    CONSENT
                                    -------

          I, Kristian Siem, consent to being named in the Registration Statement on Form S-4 and related Prospectus of Sonat Offshore Drilling Inc. (the "Company") providing for the registration of Company Common Stock to be issued in exchange for shares of Transocean ASA as a person who is about to become a director of the Company.

Dated:   25 June 1996                  /s/ Kristian Siem
        ---------------                -------------------

                                       Kristian Siem

                                                                  Exhibit 99-(1)


                                    CONSENT
                                    -------

          I, Einar Kloster, consent to being named in the Registration Statement on Form S-4 and related Prospectus of Sonat Offshore Drilling Inc. (the "Company") providing for the registration of Company Common Stock to be issued in exchange for shares of Transocean ASA as a person who is about to become a director of the Company.

Dated:   25 June 1996                  /s/ Einar Kloster
        ---------------                -------------------

                                       Einar Kloster

                                                                  Exhibit 99-(1)


                                    CONSENT
                                    -------

          I, Reidar Lund, consent to being named in the Registration Statement on Form S-4 and related Prospectus of Sonat Offshore Drilling Inc. (the "Company") providing for the registration of Company Common Stock to be issued in exchange for shares of Transocean ASA as a person who is about to become a director of the Company.

Dated:   28 June 1996                  /s/ Reidar Lund
        ---------------                -----------------

                                       Reidar Lund

                                                                  Exhibit 99-(1)


                                    CONSENT
                                    -------

          I, Fridtjof Lorentzen, consent to being named in the Registration Statement on Form S-4 and related Prospectus of Sonat Offshore Drilling Inc. (the "Company") providing for the registration of Company Common Stock to be issued in exchange for shares of Transocean ASA as a person who is about to become a director of the Company.

Dated:   25 June 1996                  /s/ Fridtjof Lorentzen
        ---------------                ------------------------

                                       Fridtjof Lorentzen